 Second Quarter 2018 Investor Presentation  May 18, 2018

 Certain statements contained in this investor presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the Company’s business, cash flows, condition (financial or otherwise), credit quality, financial performance, liquidity, long-term performance goals, prospects, results of operations, the performance of the Company’s Banking and Mortgage Segments, strategic initiatives, the benefits, cost and synergies of the Clayton Banks acquisition, the timing, benefits, costs and synergies of future acquisitions, disposition and other growth opportunities and the performance of the banking and mortgage industry and the condition of the economy in general. These statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and that are beyond the Company’s control. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this investor presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this investor presentation including, without limitation, the risks and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018, and Form 10-Q for the quarter ended March 31, 2018, filed with the SEC on May 10, 2018, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this investor presentation, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.TerminologyIn this investor presentation, references to “we,” “our,” “us,” “FB Financial” or “the Company” refer to FB Financial Corporation, a Tennessee corporation, and our wholly owned bank subsidiary, FirstBank, a Tennessee state-chartered bank, unless otherwise indicated or the context otherwise requires. References to “Bank” or “FirstBank” refer to FirstBank, our wholly owned bank subsidiary.Contents of Investor PresentationExcept as is otherwise expressly stated, the contents of this investor presentation are presented as of the date on the front cover of this investor presentation. Market Data Market data used in this investor presentation has been obtained from government and independent industry sources and publications available to the public, sometimes with a subscription fee, as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. We did not commission the preparation of any of the sources or publications referred to in this presentation. We have not independently verified the data obtained from these sources, and, although we believe such data to be reliable as of the dates presented, it could prove to be inaccurate. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this investor presentation.   Forward looking statements

 Use of non-GAAP financial measures  This investor presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant gains and charges in the periods presented. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding our underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. Below is a listing of the non-GAAP financial measures used in this investor presentation. Adjusted net income and earnings per share, pro forma adjusted net income and earnings per share, the core efficiency ratio (tax equivalent basis), the Banking segment core efficiency ratio (tax-equivalent basis), the Mortgage segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets, equity and tangible common equity pro forma adjusted return on average assets, equity and tangible common equity and pro forma adjusted total revenue are non-GAAP measures that exclude merger-related and conversion expenses, one time IPO equity grants, securities gains (losses), gain (loss) on sale of other real estate owned, and other selected items. The Company’s management uses these measures in their analysis of the Company’s performance. The Company’s management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrate the effects of significant gains and charges. Tangible book value per common share and tangible common equity to tangible assets are non-GAAP measures that exclude the impact of goodwill and other intangibles and are used by the Company’s management to evaluate capital adequacy. Because intangible assets such as goodwill and other intangibles vary extensively from company to company, we believe that the presentation of these non-GAAP financial measures allows investors to more easily compare the Company’s capital position to other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is provided in the Appendix to this investor presentation.

   Strategic drivers    Great Place to Work  Strategic M&A    Experienced Senior Management Team  Elite Financial Performer  Scalable Banking and Mortgage Platforms  Local Decision Makers in Attractive Metro and Community Markets

   Over 110 years of history in Tennessee  2003: Acquired The Bank of Murfreesboro in Nashville MSA  2007: Acquired branches from AmSouth Bank in Tennessee community markets  1984  1988  1996  1999  2001  2003  2004  2006  2012  2013  2015  Year:      2001: Opened branches in Nashville and Memphis  2004: Opened branch in Knoxville    Acquisitions    Organic growth  Other    1999: Acquired First State Bank of Linden  1906    2010  2007  2008  2008: Opened two branches in Chattanooga  1990    1996: Purchased Bank of West Tennessee (Lexington) and Nations Bank branch (Camden)      2001: Acquired Bank of Huntingdon    2014  2014: Opened branch in Huntsville, Alabama    1990: Jim Ayers acquired sole control of the Bank  2016      $0.3  $0.5  $0.8  $1.1  $1.1  $1.5  $2.2  $2.4  $2.9  $3.3  $1.9  $2.1  $2.1  $4.7  2016:Completed core operating platform conversion        2015: Awarded “Top Workplaces" by The Tennessean  2016:Rebranded to FB Financial and Completed IPO  1988: Purchased assets of First National Bank of Lexington; Changed franchise name to FirstBank  1984: Jim Ayers and associate acquired the Bank    2015: Acquired Northwest Georgia Bank in Chattanooga MSA     Total assets ($bn)  2017    2017:Acquired Clayton Bank and Trust (Knoxville, TN) and American City Bank (Tullahoma, TN)      2018  $4.7  2016:Completed integration of Northwest Georgia Bank in Chattanooga MSA

   Snapshot of FB Financial today  Financial highlights  Company overview  Second largest Nashville-headquartered bank and third largest Tennessee-based bankOriginally chartered in 1906, one of the longest continually operated banks in Tennessee Completed the largest bank IPO in Tennessee history in September 2016Mr. James W. Ayers is a current ~56% owner of FB FinancialAttractive footprint in both high growth metropolitan markets and stable community marketsLocated in six attractive metropolitan markets in Tennessee, Alabama and GeorgiaStrong market position in twelve community marketsMortgage offices located throughout footprint and strategically across the southeastProvides the personalized, relationship-based service of a community bank with the products and capabilities of a larger bankPersonal banking, commercial banking, investment services, trust and mortgage bankingLocal people, local knowledge and local authority  Note: Unaudited financial data as of March 31, 20181 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto  Current organizational structure  Balance sheet data ($mm)  3/31/2018  Total assets  $4,725  Loans - HFI  3,245  Total deposits  3,766  Shareholder’s equity  611  Key metrics – (%)  YTD 3/31/2018  Adjusted ROAA (%)  1.791  Adjusted ROATCE (%)  18.71  NIM (%)  4.64  Core Efficiency (%)  65.51  Tangible Common Equity/ Tangible Assets (%)  10.11  100% stockholder of FirstBank

 A leading community bank headquartered in Tennessee  Top 10 banks in Tennessee¹  Top 10 banks under $25bn assets in Tennessee¹  Source: SNL Financial; Note: Deposit data as of June 30, 2017; Pro forma for completed acquisitions since June 30, 2017 and pending acquisitions announced as of April 30, 20181 Sorted by deposit market share, deposits are limited to Tennessee2 Community bank defined as banks with less than $25bn in assets  #2 community bank in Tennessee2

 Attractive footprint with balance between stable community markets and high growth metropolitan markets  269123Blue dots  193210228Metro markets  130131135Highway  167169172State county outlines  8715487Green dots  148194148Community markets  Source files are619754_FirstBank Bancorp.ai and mapinfo  1 Source: SNL Financial. Statistics are based upon county data. Market data is as of June 30, 2017 and is presented on a pro forma basis for completed acquisitions since June 30, 2017 and pending acquisitions as of April 30, 2018. Size of bubble represents size of company deposits in a given market2 Financial and operational data as of December 31, 2017            Nashville MSA  Knoxville MSA  Chattanooga MSA  Huntsville MSA  Memphis MSA      Jackson MSA  Metropolitan marketsCommunity markets      Our current footprint1   Total loans (excluding HFS)2  Total full service branches2  Total deposits2  Market rank by deposits: Nashville (13th)Chattanooga (7th) Jackson (3rd) Memphis (23rd)Knoxville (10th) Huntsville (19th)       Community  Metropolitan63%   Community 24%  Community 43%  Metropolitan57%   Metropolitan57%   Community 35%

 Well positioned in attractive metropolitan markets  269123Blue dots  193210228Metro markets  130131135Highway  167169172State county outlines  8715487Green dots  148194148Community markets  Source files are619754_FirstBank Bancorp.ai and mapinfo  Nashville rankings: “The new 'it' City” – The New York Times1   Most attractive mid-sized cities for business3  # 2  Home to leading companies…with more on the way  Nashville growth  Population growth 2010 – 2018 (%)  Projected median HHI growth 2018 – 2023 (%)  Projected population growth 2018 – 2023 (%)  Located in northern Alabama One of the strongest technology economies in the nation, with the highest concentration of engineers in the United States6th largest county by military spending in the country  Huntsville  Chattanooga  4th largest MSA in TNDiverse economy with over 24,000 businesses Employs over 260,000 people Focused on attracting tech companies and start-ups; first municipality to debut a gigabit network  Memphis  2nd largest MSA in TNDiversified business base and has the busiest cargo airport in North America11.5 million tourists visit annually, generating more than $3.3 billion for the local economy in 2016   Knoxville  3rd largest MSA in TN Approximately 14,000 warehousing and distribution jobs are in the area and account for an annual payroll of $3.8 billionWell situated to attract the key suppliers and assembly operations in the Southeast  Source: S&P Market Intelligence; Chattanooga, Knoxville, Memphis, Huntsville Chambers of Commerce, U.S. Department of Labor, Bureau of Labor Statistics, NAICS; 1 January 8, 2013 “Nashville Takes its Turn in the Spotlight”; 2 Forbes, June 2017; 3 KPMG, April 2014; 4 Headlight Data, July 2017; 5 ACBJ, October 2017  8th largest MSA in TNComplements and solidifies our West Tennessee franchiseFirstBank is an established leader with #3 market share  Jackson  Metro for professional and business service jobs2  # 1  North America HQ    “AllianceBernstein LP to establish global headquarters in Nashville…to base 1,050 jobs in Davidson county”   Healthiest economy in top 100 metro areas5  # 4  Fastest growing large metro economy4  # 3

      Three months endedMarch 31, 2018      Non-GAAP adjusted results1  Reported GAAP results  Diluted earnings per share  $0.66  $0.63  Net income ($mm)  $20.6  $19.8  Net interest margin   4.64%  4.64%  Return on average assets   1.79%  1.71%  Return on average equity  14.0%  13.4%  Return on average tangible common equity  18.7%  17.9%  Efficiency ratio  65.5%  68.7%  1Q 2018 highlights  Key highlights  Financial results  1 Adjusted results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See “Use of non-GAAP financial measures” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto.2 Includes accretion from acquired / purchased loans and collection of interest income on nonaccrual loans, which resulted in 20 basis points of net interest margin during 1Q 2018.  Adjusted diluted EPS1 of $0.66, resulting in adjusted ROAA1 of 1.79%Loans (HFI) grew to $3.24 billion, a 70.7% increase from 1Q 2017; grew 10.0% annualized from 4Q 2017Customer deposits grew to $3.68 billion, a 36.5% increase from 1Q 2017; grew 12.0% annualized from 4Q 2017, while controlling deposit costs of 0.55%Continued customer-focused balance sheet growth resulting in a net interest margin of 4.64% for 1Q 2018Banking Segment core efficiency ratio1 improved to 55.2% in 1Q 2018, down 921 basis points from 1Q 2017Mortgage banking revenue of $26.5 million, a 5.5% increase from 1Q 2017, driven by interest rate lock commitment (IRLC) volume of $2.1 billion for the quarter, up 33.2% from 1Q 2017Paid initial quarterly dividend of $0.06 per common share to shareholders of record as of April 30, 2018, driven by robust capital generation  2

     Consistently delivering balanced profitability and growth  Drivers of profitability  Pro forma return on average assets, adjusted1  Net interest margin  Noninterest income ($mm)      Loans / deposits  1 Pro forma net income and tax-adjusted return on average assets include a pro forma provision for federal income taxes using a combined effective income tax rate of 33.76%, 35.37%, 35.63%, 35.08%, and 36.75% for the years ended December 31, 2012, 2013, 2014, 2015, and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. Non-GAAP financial measures. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto2 1Q18 reflects quarterly, non-annualized data  +112 bps    NPLs (HFI) / loans (HFI) (%)    (387) bps

     Consistent loan growth and balanced portfolio  Total loan growth1 ($mm) and commercial real estate concentration  Loan portfolio breakdown1    4Q 2012  1Q 2018  Total Loans HFI: $3,245 million  1 Exclude HFS loans; C&I includes owner-occupied CRE; CRE excludes owner-occupied CRE.2 Risk-based capital at FirstBank as defined in Call Report    Commercial real estate (CRE) concentration2  % of risk-based Capital        12/31/16  12/31/17  3/31/18  C&D loans subject to 100% risk-based capital limit  81%  96%  98%  Total CRE loans subject to 300% risk-based capital limit  185%  228%  229%

 Peer-leading net interest margin remains strong  Historical yield and costs  1 Includes tax-equivalent adjustment2 Data for nonaccrual interest collections not available prior to 2016.NM = not meaningful  NIM (%)  3.52%  3.75%   3.93%   3.97%   4.10%   4.46%   4.64%    Impact of accretion and nonaccrual interest collections (%)2   NM  NM  NM  0.01%  0.17%  0.24%  0.20%    Deposit cost (%)   0.78%  0.48%  0.36%  0.30%  0.29%  0.42%  0.55%    Loan (HFI) yield     2016  2017  1Q18  Contractual interest rate on loans HFI1  4.69%  4.95%  5.28%  Origination and other loan fee income  0.41%  0.32%  0.37%    5.10%  5.27%  5.65%  Nonaccrual interest collections2  0.06%  0.14%  0.05%  Accretion on purchased loans  0.20%  0.22%  0.21%  Loan syndication fees  0.05%  0.03%  0.01%  Total loan yield (HFI)  5.41%  5.66%  5.92%

   Noninterest-bearing25%  Stable, low cost core deposit franchise  Total deposits ($mm)  1 Includes mortgage servicing-related escrow deposits of $45.4 million and $53.7 million for the years ended December 31, 2016 and 2017, respectively, and $74.1 million for the quarter ended March 31, 2018, none prior to those periods.  Noninterest bearing deposits ($mm)1  Deposit composition as of March 31, 2018  Cost of deposits        CAGR 14.8%  CAGR 21.2%      51% Checking accounts  Time19%   Savings 5%  Money market 25%  Interest-bearing checking26%    1  1

 $ 94.5  $ 103.7  $ 23.5  $ 11.2  $ 3.5  $ (0.1)  $ 12.1   $ 13.2   $ 4.8   $ --  $ (3.5)  $ (1.7)  $117.8  $116.9  $26.5  Mortgage operations update  1Q 2018 Mortgage Segment pre-tax contribution of $1.1 million. Total mortgage pre-tax contribution (including retail footprint) of $2.1 million, compared to $3.0 million in 1Q 2017We expect total mortgage pre-tax contribution to decline by $3-$5 million in 2Q-4Q 2018 relative to the pre-tax contribution in 2Q-4Q 2017 of $15.2 millionDuring 1Q 2018, total mortgage pre-tax contribution represented 8.4% of the Company’s total pre-tax contribution, down from 19.6% in 1Q 2017Continuing to focus on increasing efficiency as the business model continues to evolve  Highlights    Gain on Sale    Total pre-tax contribution (%)  Interest Rate Lock Commitments volume by line of business (%)    Consumer Direct  Correspondent  Third party originated  Retail   Retail footprint            Total Mortgage  Bank        2016   2017  1Q18  $5.97bn  $7.57bn  IRLC volume:  IRLC pipeline:  $533mn  $504mn    Fair value changes     Fair value MSR change  Mortgage banking income ($mm)    Servicing Revenue  Total Income  Confirm 2017 numbers    Total Mortgage decreased by 11.2 percentage points

 Improving operating leverage remains a key objective  Consolidated 1Q 2018 core efficiency ratio of 65.5% driven by Banking Segment core efficiency ratio of 55.2%, meeting our target level of sub-60%Bank’s investment in IT systems, including a new core system in 2016, created a scalable platform designed to drive and support growth across marketsContinue technology enhancements to infrastructure to improve customer experience and efficiencyContinuing to refine mortgage banking with operational efficiency improvements to maintain profitability  Core efficiency ratio (tax-equivalent basis)1  Improving operating efficiency  1 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto

 Asset quality continues to improve    Classified & PCI loans ($mm)2  Net charge-offs (recoveries) / average loans  Nonperforming ratios  LLR / loans            1 Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for the fourth quarter of 20172 Classified loan data not available for 2012

   Strong capital position for future growth  1 Total regulatory risk based capital, FB Financial Corporation2 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto  Capital position     12/31/16  12/31/17  3/31/18  Shareholder’s equity / Assets  10.1%  12.6%  12.9%  TCE / TA2  8.7%  9.7%  10.1%  Common equity tier 1 / Risk-weighted assets  11.0%  10.7%  11.0%  Tier 1 capital / Risk-weighted assets  12.2%  11.4%  11.8%  Total capital / Risk-weighted assets  13.0%  12.0%  12.3%  Tier 1 capital / Average assets (Leverage Ratio)  10.1%  10.5%  10.7%      Simple capital structure    Tangible book value per share  Growth: 29.7% since IPO (September 2016)  Paid initial quarterly dividend of $0.06 per common share to shareholders of record as of April 30, 2018

 M&A Strategy  Tuscaloosa Drive time from Nashville 3:30 / Huntsville 2:10Birmingham from Nashville 2:40 / Huntsville 1:30Atlanta 3:30 / Chattanooga 1:40Greenville 5:10 / Chattanooga 3:30 / Knoxville 2:40Asheville 4:20 / Knoxville 1:50Blacksburg 5:50 / Knoxville 3:20Roanoke 6:10 / Knoxville 3:40Bowling Green 1:00Glasgow 1:30  Consolidation strategy across existing and contiguous markets  Actively evaluate desirable opportunities in current and expansion markets, highlighted aboveFinancially attractive (EPS accretion, minimal TBV dilution)Cultural and strategic fitConsolidate across Tennessee as attractive opportunities arisePotential Targets in Current Footprint:21 banks headquartered in TN between $400 million and $750 million in assets10 banks between $750 million and $1 billion9 banks $1 billion to $3 billion in assets  Maintain positive, ongoing dialogue with targets to position ourselves as an option when they are ready to create a partnershipPotential Targets in Highlighted Markets:31 banks headquartered in highlighted MSAs $400 million - $3 billion in assets, 9 of which are greater than $1 billion15 additional banks in Community markets $400 million - $3 billion, 4 of which are greater than $1 billionExisting FirstBank Mortgage offices in Tuscaloosa, Birmingham, Atlanta and Greenville MSAs  Drive Times  Tuscaloosa:Nashville ~3.5 hoursHuntsville ~2 hoursBirmingham:Nashville >3 hoursHuntsville ~1.5 hoursAtlanta:Nashville ~3.5 hoursChattanooga <2 hoursGreenville:Nashville ~5 hoursKnoxville <3 hoursAsheville:Nashville ~4 hoursKnoxville ~2 hours  Atlanta  Birmingham  Tuscaloosa  Greenville  Asheville  BowlingGreen  Glasgow  Clarksville  Kingsport  JohnsonCity

    Appendix

 Reconciliation of non-GAAP financial measures  Pro forma net income, adjusted  Pro forma diluted earnings per share, adjusted  1 2016 includes loss on sale of mortgage servicing rights, impairment of mortgage servicing rights, gain on sales or write-downs of other real estate owned and other assets and gain on sale of securities; 2015 includes bargain purchase gain and gain from securities; 2014 includes gain from securities; 2012 includes gain on sale of securities and loss on sale or write-downs of other real estate.2 The Company terminated its S-Corporation status and became a taxable corporate entity (“C Corporation”) on September 16, 2016 in connection with its initial public offering. Pro forma amounts for income tax expense, adjusted, and diluted earnings per share, adjusted, have been presented assuming the Company’s pro forma effective tax rate of 36.75%, 35.08%, 35.63%, 35.37%, and 33.76% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively, and also includes the exclusion of a one-time tax change from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. 1Q 2018 uses a marginal tax rate on adjustments of 26.06%; 2017 uses a marginal tax rate on adjustments of 39.23%.

 Reconciliation of non-GAAP financial measures (cont’d)  Tax-equivalent core efficiency ratio  (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue.

 Reconciliation of non-GAAP financial measures (cont’d)  Segment tax-equivalent core efficiency ratio  1 Includes mortgage segment Other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights.2 Includes banking segment Other noninterest expense, other noninterest mortgage banking expense, amortization of intangibles, depreciation and amortization,

 Reconciliation of non-GAAP financial measures (cont’d)  Segment tax-equivalent core efficiency ratio  1 Includes mortgage segment Other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights.2 Includes banking segment Other noninterest expense, other noninterest mortgage banking expense, amortization of intangibles and depreciation.

 Tangible book value per common share and tangible common equity to tangible assets  Reconciliation of non-GAAP financial measures (cont’d)

 Reconciliation of non-GAAP financial measures (cont’d)  Return on average tangible common equity  Return on average tangible common equity, adjusted  1 Based on the average of the period-end balances as of December 31, 2017 and March 31, 2018.

 Reconciliation of non-GAAP financial measures (cont’d)  Pro forma return on average assets and equity, adjusted